Exhibit 10.9(6)


     BY COUNTERSIGNING BELOW, I, ON BEHALF OF MYSELF AND MY COMPANY, 3 WISHES PRODUCTIONS, INC., HEREBY REPRESENT THAT:
     1) I HAVE READ THE TERMS AND CONDITIONS OF THE FOREGOING LICENSE AND SUPPLY AGREEMENT BETWEEN MOTOROLA, INC. AND PTN MEDIA, INC. ("LICENSE AND SUPPLY AGREEMENT");
     2) THE BUSINESS RELATIONSHIP AND THE GRANT OF RIGHTS BETWEEN MOTOROLA, INC. AND PTN MEDIA INC. SET FORTH IN THE LICENSE AND SUPPLY AGREEMENT ARE APPROVED OF AND AUTHORIZED BY ME, EVEN THOUGH THE PHONE FACEPLATE AND/OR BATTERY DOOR BEARING MY NAME, IMAGE, LIKENESS, AND/OR ENDORSEMENT THAT ARE REFERENCED IN THE LICENSE AND SUPPLY AGREEMENT ARE NOT TRADITIONALLY KNOWN AS HAND HELD COMPUTERS AND DO NOT USE/RUN THE PALM(TM) OPERATING SYSTEM;
     3) I HAVE NO OBLIGATION TO ANY OTHER PARTY THAT WOULD PROHIBIT OR IMPAIR ME FROM AUTHORIZING OR APPROVING OF THE LICENSE AND SUPPLY AGREEMENT; AND
     4) I AGREE TO RETAIN THE TERMS AND CONDITIONS OF THE LICENSE AND SUPPLY AGREEMENT IN CONFIDENCE.


By: /s/  Christina Aguilera
   --------------------------------------------------

Name:    Christina Aguilera
     ------------------------------------------------


Title:  Self and President of 3 Wishes Productions, Inc.
      --------------------------------------------------

Date:   December 18, 2001
     ------------------------------------------------



         STATE OF CALIFORNIA)
                                                     ss:
         COUNTY OF ___________________)

                    SWORN TO and subscribed before me this __________ day of
               _______________ , 2002.


         ---------------------------------------------------------
         (Signature of Officer Administering Oath or of
          Notary Public, State of California)

         ---------------------------------------------------------
         (Print, type, or stamp commissioned name of Notary Public) Personally Known to me:
                                            -----------------------------
         Produced Identification:
                                            -----------------------------
         Type of Identification Produced
                                            -----

         My commission expires:
                                            -----------------------------